Exhibit 10.29.3
This Second Amended and Restated Promissory Note (the “Note”) is a “renewal note” as defined in Section 201.09 of the Florida Statutes, which Note renews, amends and restates that certain Promissory Note executed by WSRH VSP L.P. (“Prior Owner”) in favor of Column Financial, Inc. (“Column”) dated June 23, 2005, in the original principal amount of Forty-Seven Million and No/100 Dollars ($47,000,000) (“Column Note”), as subsequently assigned by Column to Wells Fargo Bank, N.A., as Trustee for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-TFL2 (“Wells Fargo”) as thereafter assigned to Lender (defined hereinbelow); which Column Note was amended, restated, and renewed in its entirety by that certain Amended and Restated Promissory Note dated April 9, 2007 in the original principal amount of Eighty-Nine Million Two Hundred Fifty Thousand and no/100 Dollars ($89,250,000.00) (“Original Note”).
The Florida documentary stamp tax under F.S. §201 was paid in full on the $47,000,000 Column Note at the time of recording that certain Leasehold Mortgage and Security Agreement dated June 23, 2005 recorded at O.R. Book 14420, Page 568 of the Public Records of Pinellas County, Florida (the “Column Mortgage”), and said tax was also paid in full on the sum of $42,250,000 (the difference between the $47,000,000 indebtedness under the Column Note and the $89,250,000 indebtedness under Original Note) for the increased indebtedness represented by the Original Note, at the time of recording that certain Amended and Restated Leasehold Mortgage and Security Agreement dated April 9, 2007 recorded at O.R. Book 15735, Page 1851 of the Public Records of Pinellas County, Florida (“First A/R Mortgage”).
On even date herewith, Borrower hereunder has assumed Prior Owner’s obligations under the Original Note, the outstanding principal balance of which is $89,250,000. In connection therewith, Borrower has executed an Assumption Agreement, and Florida documentary stamp taxes in the amount of $312,375 are being paid at the time of the recording, on or about the date hereof, of a Memorandum of Assumption Agreement in the public records of Pinellas County, Florida, memorializing the assumption of the Original Note and First A/R Mortgage. Therefore, no additional documentary stamp taxes are due hereon.
PRELIMINARY STATEMENTS:
A.	A certain loan was made to WSRH VSP, L.P., a Delaware limited partnership (“Prior Owner”) by Lender in the original aggregate principal amount of EIGHTY NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($89,250,000.00) the repayment of which is evidenced by that certain promissory note described on Schedule 1 attached hereto and made a part hereof (the “Original Note”).

B.	The Original Note is secured by, inter alia, Leasehold Mortgage and Security Agreement dated June 23, 2005 and recorded June 30, 2005 in Official Records Book 14420, Page 568 of the Public Records of Pinellas County, Florida, as assigned by Assignment of Leasehold Mortgage and Security Agreement dated April 9, 2007and recorded in Official Records Book 15736, Page 1827 of the Public Records of Pinellas County, Florida, as further assigned by Assignment of Leasehold Mortgage and Security Agreement dated April 9, 2007 and recorded in Official Records Book 15735, Page 1829 of the Public Records of Pinellas County, Florida, and as amended and restated in its entirety by that certain Amended and Restated Leasehold Mortgage and Security Agreement dated April 9, 2007 and recorded in Official Records Book 15735, Page 1851 of the Public Records of Pinellas County, Florida (the “Original Mortgage”), encumbering that certain

Land (as defined in the Mortgage) and other Property (as defined in the Mortgage).
D.	The Original Note is being renewed, amended and restated in its entirety hereby.

E.	State of Florida Documentary Stamp Tax and Nonrecurring Intangible Tax were paid on the Original Note.

F.	The Original Mortgage is concurrently being amended and restated in its entirety pursuant to the terms of that certain Second Amended and Restated Leasehold Mortgage, Security Agreement and Fixture Filing of even date herewith executed and delivered by Borrower in favor of Lender (the “Mortgage”).
               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree that the Original Note is hereby renewed, amended and restated in its entirety as follows:
SECOND AMENDED AND RESTATED PROMISSORY NOTE

$89,250,000.00	Chicago, Illinois December 13, 2007
               FOR VALUE RECEIVED FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (“Hotel Owner”) and FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (“Hotel Operator”; Hotel Owner and Hotel Operator, individually and collectively, as the context requires, with such determination to be made by Lender in its sole discretion, are referred to herein as “Borrower”), hereby unconditionally promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as lender, having an address at 600 Steamboat Road, Greenwich, CT 06830 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of EIGHTY NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($89,250,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Second Amended and Restated Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE 1: PAYMENT TERMS
               Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION
               The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due (beyond the expiration of any applicable grace periods) or if not paid on the Maturity Date or on the happening and continuance of any other Event of Default.
ARTICLE 3: LOAN DOCUMENTS
               This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.
ARTICLE 4: SAVINGS CLAUSE
               Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall be immediately returned to Borrower.
ARTICLE 5: NO ORAL CHANGE
               This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE 6: WAIVERS
               Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and nonpayment and, except as expressly provided in the Loan Documents, all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.
ARTICLE 7: TRANSFER
               Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred. Notwithstanding the foregoing, Lender shall endeavor in good faith (without liability for the failure to do so) to provide Borrower with notification of any change in the Person servicing the Loan; provided, however, it shall not constitute a default or Event of Default hereunder if due to such failure Borrower sends any payments required to be made hereunder to Lender or any predecessor Person servicing the Loan.
ARTICLE 8: EXCULPATION
               The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE 9: GOVERNING LAW
               Governing Law. (A) THE PARTIES HEREBY AGREE AND IRREVOCABLY ELECT THAT, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE

OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
               (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:
CT CORPORATION SYSTEM
111 EIGHTH AVENUE, 13th FLOOR
NEW YORK, NEW YORK 10011
               AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10: NOTICES
               All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.
[NO FURTHER TEXT ON THIS PAGE]

               IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company

By: Name:	/s/ Charles N. Nye Charles N. Nye
Title:	Vice President

FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company

By: Name:	/s/ Charles N. Nye Charles N. Nye
Title:	Vice President

SCHEDULE 1
Original Note
1.	That certain Promissory Note dated June 23, 2005, in the original aggregate principal amount of FORTY SEVEN MILLION AND No/100 DOLLARS ($47,000,000.00) (“Column Note”) made by Prior Owner in favor of Column Financial, Inc., a Delaware corporation, as thereafter assigned to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-TFL2 as thereafter assigned to Lender by pursuant to that certain allonge in favor of Lender dated as of April 9, 2007 and amended, restated and renewed in its entirety by that certain Amended and Restated Promissory Note dated April 9, 2007, in the original aggregate principal amount of EIGHTY NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($89,250,000.00) by Prior Owner in favor of Lender. Prior to April 9, 2007, the Column Note was lost. Accordingly, a lost note affidavit has been obtained in connection with the Column Note verifying said status thereof. Said lost note affidavit respecting the Column Note was attached to the Original Note.